UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2010
Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32347	No. 88-0326081
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

6225 Neil Road, Reno, Nevada (Address of Principal Executive Offices)	89511-1136 (Zip Code)
(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.07 Submission of Matters to a Vote of Security Holders.
Signatures

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 6, 2010, the Company held its Annual Meeting of Stockholders. The two directors whose terms expired at the meeting, Lucien Bronicki and Dan Falk, were each re-elected by vote of the stockholders at such meeting for a term of three years. In addition, the stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2010.
     The results of the votes were as follows:

Proposal	Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
Election of Director Lucien Bronicki	33,414,312.30	3,836,967	—	2,197,943
Election of Director Dan Falk	31,929,684.30	5,231,595	—
Ratification of Appointment of PricewaterhouseCoopers LLP	39,234,020.30	203,755	11,447	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.
By:	/s/ Yehudit Bronicki
	Name:	Yehudit Bronicki
	Title:	Chief Executive Officer

Date: May 10, 2010

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